UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21791

Name of Fund: Global Income & Currency Fund Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Mitchell M. Cox, Chief Executive Officer,
      Global Income & Currency Fund Inc., 4 World Financial Center, 6th Floor, New York, New York 10080.

Registrant's telephone number, including area code: (212) 449-4742

Date of fiscal year end: 12/31/07

Date of reporting period: 01/01/07 - 06/30/07

Item 1 - Report to Stockholders

Global Income &
Currency Fund Inc.

Semi-Annual Report
(Unaudited)
June 30, 2007

[LOGO] IQ INVESTMENT                            [LOGO] NUVEEN
          ADVISORS                                     INVESTMENTS

Global Income & Currency Fund Inc.

Proxy Results

During the six-month period ended June 30, 2007, the shareholders of Global Income & Currency Fund Inc. voted on the following proposal, which was approved at an annual shareholders' meeting on April 27, 2007. A description of the proposal and number of shares voted are as follows:

-------------------------------------------------------------------------------------------------
                                                                 Shares Voted     Shares Withheld
                                                                     For            From Voting
-------------------------------------------------------------------------------------------------
To elect the Fund's Board of Directors:   Paul Glasserman         6,992,597           107,778
                                          Steven W. Kohlhagen     6,993,047           107,328
                                          William J. Rainer       6,993,047           107,328
-------------------------------------------------------------------------------------------------

Directors and Officers

William J. Rainer, Director and Chairman of the Board
Paul Glasserman, Director and Chairman of the Audit Committee
Steven W. Kohlhagen, Director and Chairman of the Nominating and Corporate
  Governance Committee
Donald C. Burke, Vice President and Secretary
Martin G. Byrne, Chief Legal Officer
Mitchell M. Cox, President
Justin C. Ferri, Vice President
Jay M. Fife, Vice President
James E. Hillman, Vice President and Treasurer
Catherine A. Johnston, Chief Compliance Officer
Colleen R. Rusch, Vice President

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

NYSE Symbol

GCF


2       GLOBAL INCOME & CURRENCY FUND INC.              JUNE 30, 2007

Portfolio Information

As of June 30, 2007+

                                                                      Percent of
Notional Exposure by Country/Region++                                 Net Assets
--------------------------------------------------------------------------------
United States ......................................................    50.0%
South Africa .......................................................     0.2
Sweden .............................................................     0.2
Turkey .............................................................     0.1
Switzerland ........................................................     0.1
Taiwan .............................................................      --*
Mexico .............................................................      --*
Japan ..............................................................      --*
New Zealand ........................................................      --**
Brazil .............................................................    (0.1)
Czech Republic .....................................................    (0.1)
Hungary ............................................................    (0.6)
--------------------------------------------------------------------------------

*     Amount is less than 0.1%.
**    Amount is less than (0.1%).
+ At the end of the period, the Fund was invested primarily in U.S. dollars pursuant to its investment process awaiting an opportunity to re-enter the global market.
++ This table denotes the notional exposure of Fund investments by country (or geographic region through the use of European Currency contracts) as a percentage of net assets of the Fund. For additional detail on the Fund's holdings, please refer to the "Schedule of Investments" section included in this report.


          GLOBAL INCOME & CURRENCY FUND INC.              JUNE 30, 2007       3

A Discussion With Your Fund's Portfolio Manager

      We are pleased to provide you with this shareholder report for Global Income & Currency Fund Inc. While the Fund is advised by IQ Investment Advisors, the following discussion is provided by Nuveen Asset Management, the Fund's subadvisor.

The investment objective of Global Income & Currency Fund Inc. (the "Fund") is to provide current income while also seeking total returns by providing long and short exposure to selected foreign currencies.

How did the Fund perform during the six-month period?

For the six-month period ended June 30, 2007, the Common Stock of the Fund had a total investment return of +6.95%, based on a change in per share net asset value from $19.09 to $19.66, and assuming reinvestment of all distributions paid during the period ($.725). This exceeded the return of the 3-Month U.S. Dollar LIBOR, as measured by the Lehman 3-Month Swap Index by 4.30% over the same period.

For more detail with regard to the Fund's total investment return based on a change in per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. The Fund's shares may trade in the secondary market at a premium or a discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

How did you manage the portfolio during the six-month period?

The Fund was fully invested in the strategy until the end of February 2007 when the spike in investor risk aversion and a sharp change in exchange rate momentum occurred. As a result, the portfolio was positioned in low-risk U.S. Treasury securities throughout this volatile period. In mid-March, our risk reduction models indicated that it was time to establish new positions in the portfolio.

The portfolio stayed fully invested according to our investment process through most of June. At the end of the month, the increase in sub-prime mortgage delinquencies and the risk of liquidation of sub-prime mortgage-backed securities created another spike in risk aversion. This resulted in the portfolio returning to positions in low-risk U.S. Treasury securities.

How would you characterize the Fund's position at the close of the six-month period?

At the end of the period, the Fund was primarily invested in U.S. dollars and we are waiting for an opportunity to re-enter the market. We believe that the Fund is properly positioned to achieve its investment objective.

Andrew Stenwall
Portfolio Manager

July 13, 2007


4       GLOBAL INCOME & CURRENCY FUND INC.              JUNE 30, 2007

Schedule of Investments as of June 30, 2007 (Unaudited)        (in U.S. dollars)

                                                                                 Face
                Short-Term Securities                                          Amount          Value
=======================================================================================================
Hungary -- 8.9%
                Foreign Commercial Paper** -- 8.9%
                Hungary Government Bond
                  Series 07/G, 9.25%
                  due 10/12/2007 (a)                               HUF  2,216,000,000      $ 12,183,146
-------------------------------------------------------------------------------------------------------
                Total Short-Term Securities in Hungary                                       12,183,146
=======================================================================================================
Mexico -- 9.7%
                Foreign Commercial Paper** -- 9.7%
                Mexican Cetes Treasury Bill,
                  7.183% due 7/19/2007                             MXN    144,000,000        13,268,150
-------------------------------------------------------------------------------------------------------
                Total Short-Term Securities in Mexico                                        13,268,150
=======================================================================================================
New Zealand -- 10.1%
                Foreign Commercial Paper** -- 10.1%
                New Zealand Treasury Bill,
                  7.318% due 8/22/2007                             NZD     18,000,000        13,731,081
-------------------------------------------------------------------------------------------------------
                Total Short-Term Securities in New Zealand                                   13,731,081
=======================================================================================================
South Africa -- 9.3%
                Foreign Commercial Paper** -- 9.3%
                South Africa Government
                  Bond Series R195, 10%
                  due 2/28/2008 (a)                                ZAR     90,000,000        12,738,168
-------------------------------------------------------------------------------------------------------
                Total Short-Term Securities in South Africa                                  12,738,168
=======================================================================================================
Turkey -- 10.8%
                Foreign Commercial Paper** -- 10.8%
                Turkey Government Bond,
                  17.208% due 7/04/2007                            TRY      3,500,000         2,664,080
                Turkey Treasury Bill, 19.418%
                  due 7/18/2007 (a)                                        16,000,000        12,090,752
-------------------------------------------------------------------------------------------------------
                Total Short-Term Securities in Turkey                                        14,754,832
=======================================================================================================
United States -- 49.9%
                U.S. Government Agency Obligations** -- 49.9%
                Fannie Mae:
                    5.12% due 7/18/2007 (a)                        USD     31,500,000      $ 31,428,413
                    5.269% due 9/12/2007                                   24,500,000        24,250,100
                Freddie Mac, 5.252%
                  due 7/30/2007 (a)                                        12,500,000        12,450,222
-------------------------------------------------------------------------------------------------------
                Total Short-Term Securities in the United States                             68,128,735
=======================================================================================================
                Total Short-Term Securities
                (Cost -- $132,895,785) -- 98.7%                                             134,804,112
=======================================================================================================

=======================================================================================================
                                                                            Number of
                Options Purchased                                           Contracts
=======================================================================================================
Put Options Purchased -- 0.1%
                Morgan Stanley,
                expiring September 2007 at
                USD 1.07, Broker Morgan
                Stanley Capital Services, Inc.                                 13,500           115,682
-------------------------------------------------------------------------------------------------------
                Total Options Purchased
                (Premiums Paid -- $104,760) -- 0.1%                                             115,682
=======================================================================================================
                Total Investments (Cost -- $133,000,545*) -- 98.8%                          134,919,794

                Other Assets Less Liabilities -- 1.2%                                         1,663,639
                                                                                           ------------
                Net Assets -- 100.0%                                                       $136,583,433
                                                                                           ============


* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................    $ 133,337,488
                                                                  =============
      Gross unrealized appreciation ..........................    $   1,736,846
      Gross unrealized depreciation ..........................         (154,540)
                                                                  -------------
      Net unrealized appreciation ............................    $   1,582,306
                                                                  =============

** Foreign Commercial Paper and certain U.S. Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. The interest rates shown are rates in effect at June 30, 2007.
(a) All or a portion of security held as collateral in connection with open forward foreign exchange contracts.
o     Forward foreign exchange contracts as of June 30, 2007 were as follows:

      --------------------------------------------------------------------------
            Foreign                      Settlement                  Unrealized
      Currency Purchased                    Date                    Appreciation
      --------------------------------------------------------------------------
      BRL      29,260,000               September 2007                  $241,703
      CHF      17,150,000               September 2007                    74,151
      CZK     273,132,992               September 2007                    34,225
      JPY   1,651,000,000               September 2007                    35,210
      SEK      99,000,000               September 2007                    79,974
      TWD     427,180,000               October 2007                      23,443
      --------------------------------------------------------------------------
      Total Unrealized Appreciation on Forward Foreign Exchange
      Contracts -- Net (USD Commitment -- $82,763,093)                  $488,706
                                                                        ========

o     Forward foreign exchange contracts as of June 30, 2007 were as follows:

      --------------------------------------------------------------------------
                                                                    Unrealized
             Foreign                      Settlement               Appreciation
          Currency Sold                      Date                 (Depreciation)
      --------------------------------------------------------------------------
      BRL        29,260,000             September 2007              $  (112,295)
      CHF        17,150,000             September 2007                 (174,015)
      CZK       273,132,992             September 2007                  115,699
      HUF     2,400,000,000             October 2007                   (101,999)
      JPY     1,651,000,000             September 2007                  (49,428)
      MXN       144,000,000             July 2007                       (62,424)
      NZD        18,000,000             August 2007                     (41,664)
      SEK        99,000,000             September 2007                 (323,136)
      TRY        19,500,000             July 2007                      (188,967)
      TWD       427,180,000             October 2007                   (101,850)
      ZAR        90,000,000             July 2007                      (193,513)
      --------------------------------------------------------------------------
      Total Unrealized Depreciation on Forward Foreign Exchange
      Contracts -- Net (USD Commitment -- $149,661,980)             $(1,233,592)
                                                                    ===========

o     Currency Abbreviations:

      BRL     Brazilian Real
      CHF     Swiss Franc
      CZK     Czech Republic Koruna
      HUF     Hungary Forint
      JPY     Japanese Yen
      MXN     Mexican New Peso
      NZD     New Zealand Dollar
      SEK     Swedish Krona
      TRY     Turkish Lira
      TWD     New Taiwan Dollar
      USD     U.S. Dollar
      ZAR     South African Rand

      See Notes to Financial Statements.


          GLOBAL INCOME & CURRENCY FUND INC.              JUNE 30, 2007       5

Statement of Assets, Liabilities and Capital

As of June 30, 2007 (Unaudited)
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (identified cost -- $132,895,785)                        $ 134,804,112
            Cash .............................................................................                            1,929,539
            Options purchased, at value (premiums paid -- $104,760) ..........................                              115,682
            Unrealized appreciation on forward foreign exchange contracts ....................                              604,405
            Foreign cash (cost -- $1,916) ....................................................                                2,002
            Interest receivable ..............................................................                            1,256,139
            Prepaid expenses and other assets ................................................                               15,654
                                                                                                                      -------------
            Total assets .....................................................................                          138,727,533
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Unrealized depreciation on forward foreign exchange contracts ....................                            1,349,291
            Payables:
                Dividends to Common Stock shareholders .......................................          529,065
                Investment adviser ...........................................................           94,962             624,027
                                                                                                  -------------
            Accrued expenses .................................................................                              170,782
                                                                                                                      -------------
            Total liabilities ................................................................                            2,144,100
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets .......................................................................                        $ 136,583,433
                                                                                                                      =============
===================================================================================================================================
Capital
-----------------------------------------------------------------------------------------------------------------------------------
            Common Stock, par value $.001 per share, 100,000,000 shares authorized ...........                        $       6,947
            Paid-in capital in excess of par .................................................                          132,069,404
            Accumulated distributions in excess of investment income -- net ..................    $  (1,250,454)
            Undistributed realized capital gains -- net ......................................        4,573,567
            Unrealized appreciation -- net ...................................................        1,183,969
                                                                                                  -------------
            Total accumulated earnings -- net ................................................                            4,507,082
                                                                                                                      -------------
            Total capital -- Equivalent to $19.66 per share based on 6,946,895 shares of
              Common Stock outstanding (market price -- $18.91) ..............................                        $ 136,583,433
                                                                                                                      =============

            See Notes to Financial Statements.


6       GLOBAL INCOME & CURRENCY FUND INC.              JUNE 30, 2007

Statement of Operations

For the Six Months Ended June 30, 2007 (Unaudited)
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Interest .........................................................................                        $   5,084,848
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees .........................................................    $     621,574
            Custodian fees ...................................................................           49,141
            Professional fees ................................................................           41,961
            Directors' fees and expenses .....................................................           22,988
            Transfer agent fees ..............................................................           16,213
            Accounting services ..............................................................           16,115
            Printing and shareholder reports .................................................           15,878
            Listing fees .....................................................................           11,427
            Repurchase fees ..................................................................            7,131
            Other ............................................................................           11,409
                                                                                                  -------------
            Total expenses ...................................................................                              813,837
                                                                                                                      -------------
            Investment income -- net .........................................................                            4,271,011
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain on:
                Investments -- net ...........................................................        3,259,910
                Foreign currency transactions -- net .........................................        3,002,446           6,262,356
                                                                                                  -------------
            Change in unrealized appreciation/depreciation on:
                Investments -- net ...........................................................         (790,045)
                Foreign currency transactions -- net .........................................         (511,807)         (1,301,852)
                                                                                                  ---------------------------------
            Total realized and unrealized gain -- net ........................................                            4,960,504
                                                                                                                      -------------
            Net Increase in Net Assets Resulting from Operations .............................                        $   9,231,515
                                                                                                                      =============

            See Notes to Financial Statements.


          GLOBAL INCOME & CURRENCY FUND INC.              JUNE 30, 2007       7

Statements of Changes in Net Assets

                                                                                                   For the Six        For the Period
                                                                                                   Months Ended         April 28,
                                                                                                     June 30,           2006+ to
                                                                                                       2007            December 31,
Increase (Decrease) in Net Assets:                                                                  (Unaudited)           2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net .........................................................    $   4,271,011       $   5,195,899
            Realized gain (loss) -- net ......................................................        6,262,356            (284,747)
            Change in unrealized appreciation/depreciation -- net ............................       (1,301,852)          2,485,821
                                                                                                  ---------------------------------
            Net increase in net assets resulting from operations .............................        9,231,515           7,396,973
                                                                                                  ---------------------------------
===================================================================================================================================
Dividends & Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net .........................................................       (5,184,522)++       (5,412,680)
            Realized gain -- net .............................................................               --          (1,524,204)
            Tax return of capital ............................................................               --            (236,486)
                                                                                                  ---------------------------------
            Net decrease in net assets resulting from dividends and distributions to
              shareholders ...................................................................       (5,184,522)         (7,173,370)
                                                                                                  ---------------------------------
===================================================================================================================================
Common Stock Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Net proceeds from issuance of Common Stock .......................................               --         140,385,000
            Value of shares issued to Common Stock shareholders in reinvestment of dividends .          654,837                  --
            Offering costs resulting from the issuance of Common Stock .......................               --            (294,000)
            Redemption of Common Stock resulting from a repurchase offer
              (including $8,861 of repurchase offer fees) ....................................       (8,533,008)                 --
                                                                                                  ---------------------------------
            Net increase (decrease) in net assets resulting from Common Stock transactions ...       (7,878,171)        140,091,000
                                                                                                  ---------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total increase (decrease) in net assets ..........................................       (3,831,178)        140,314,603
            Beginning of period ..............................................................      140,414,611             100,008
                                                                                                  ---------------------------------
            End of period* ...................................................................    $ 136,583,433       $ 140,414,611
                                                                                                  =================================
                * Accumulated distributions in excess of investment income -- net ............    $  (1,250,454)      $    (336,943)
                                                                                                  =================================

+     Commencement of operations.
++ A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.

      See Notes to Financial Statements.


8       GLOBAL INCOME & CURRENCY FUND INC.              JUNE 30, 2007

Financial Highlights

                                                                                                  For the Six      For the Period
                                                                                                  Months Ended        April 28,
                                                                                                    June 30,          2006+ to
The following per share data and ratios have been derived                                             2007          December 31,
from information provided in the financial statements.                                            (Unaudited)           2006
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period .............................................    $     19.09        $     19.10
                                                                                                  ------------------------------
            Investment income -- net*** ......................................................            .59                .71
            Realized and unrealized gain -- net ..............................................            .71                .30
                                                                                                  ------------------------------
            Total from investment operations .................................................           1.30               1.01
                                                                                                  ------------------------------
            Less dividends and distributions:
                Investment income -- net .....................................................           (.73)@@            (.74)
                Realized gain -- net .........................................................             --               (.21)
                Tax return of capital ........................................................             --               (.03)
                                                                                                  ------------------------------
            Total dividends and distributions ................................................           (.73)              (.98)
                                                                                                  ------------------------------
            Offering costs resulting from the issuance of Common Stock .......................             --               (.04)
                                                                                                  ------------------------------
            Net asset value, end of period ...................................................    $     19.66        $     19.09
                                                                                                  ==============================
            Market price per share, end of period ............................................    $     18.91        $     18.05
                                                                                                  ==============================
=================================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ...............................................           6.95%@             5.48%@
                                                                                                  ==============================
            Based on market price per share ..................................................           8.80%@            (4.76%)@
                                                                                                  ==============================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
            Expenses .........................................................................           1.18%*             1.19%*
                                                                                                  ==============================
            Investment income -- net .........................................................           6.18%*             5.45%*
                                                                                                  ==============================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) .........................................    $   136,583        $   140,415
                                                                                                  ==============================
            Portfolio turnover ...............................................................              0%++               0%++
                                                                                                  ==============================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Commencement of operations.
++ For purposes of calculating portfolio turnover of the Fund, all of the securities held in the portfolio have been classified as short-term investments because the maturity dates at the time of acquisition were one year or less, and therefore, the portfolio turnover is zero.
@     Aggregate total investment return.
@@ A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.

      See Notes to Financial Statements.


          GLOBAL INCOME & CURRENCY FUND INC.              JUNE 30, 2007       9

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies:

Global Income & Currency Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock Shares are listed on the New York Stock Exchange ("NYSE") under the symbol GCF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Options, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or the counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund may invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. entities.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract resulting from an unfavorable price change in the underlying security or index, or if the counterparty does not perform under the contract.

o Forward foreign exchange contracts -- The Fund will enter into forward foreign exchange contracts which include, but are not limited to, cash settled currency forward contracts including non-deliverable currency forward contracts. The contracts are marked-to-market daily and any change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. To the extent necessary, certain debt securities will serve as collateral for the Fund's currency contracts.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the


10       GLOBAL INCOME & CURRENCY FUND INC.              JUNE 30, 2007
      liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Swaps -- The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. For the current period ended June 30, 2007, Fund management believes it is likely total dividends and distributions may exceed net investment income and accumulated realized capital gains, resulting in a portion of the total distribution treated as a tax return of capital. A portion of the distributions paid by the Fund during the period April 28, 2006 to December 31, 2006 was characterized as a tax return of capital.

(g) Offering expenses -- Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(h) Recent accounting pronouncements -- Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. and various state tax returns. No income tax returns are currently under examination.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many


          GLOBAL INCOME & CURRENCY FUND INC.              JUNE 30, 2007       11
financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory and Management Agreement with IQ Investment Advisors LLC ("IQ"), an indirect subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."). IQ is responsible for the investment advisory, management and administrative services to the Fund. In addition, IQ provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund will pay a monthly fee at an annual rate equal to .90% of the average daily value of the Fund's net assets plus borrowings for leverage and other investment purposes. In addition, IQ has entered into a Subadvisory Agreement with Nuveen Asset Management ("Nuveen") pursuant to which Nuveen provides certain investment advisory services to IQ with respect to the Fund. For such services, IQ will pay Nuveen a monthly fee at an annual rate equal to .40% of the average daily value of the Fund's net assets plus borrowings for leverage and other investment purposes. There is no increase in the aggregate fees paid by the Fund for these services.

IQ has entered into an Administration Agreement with Princeton Administrators, LLC (the "Administrator"). The Administration Agreement provides that IQ will pay the Administrator a fee from its investment advisory fee at an annual rate equal to .12% of the average daily value of the Fund's net assets plus borrowings for leverage and other investment purposes, for the performance of administrative and other services necessary for the operation of the Fund. There is no increase in the aggregate fees paid by the Fund for these services. The Administrator is an indirect subsidiary of BlackRock, Inc. ML & Co. is a principal owner of BlackRock, Inc..

Certain officers of the Fund are officers of IQ, ML & Co., BlackRock, Inc. or its affiliates.

3. Investments:

There were no purchases or sales of long-term investments for the six months ended June 30, 2007.

4. Common Stock Transactions:

The Fund is authorized to issue 100,000,000 shares of stock, all of which were initially classified as Common Stock, par value $.001. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of Common Stock without approval of the holders of Common Stock.

Shares issued and outstanding during the six months ended June 30, 2007 decreased by 443,043 as a result of a repurchase offer and increased by 34,702 as a result of dividend reinvestment. For the period April 28, 2006 to December 31, 2006, shares issued and outstanding increased by 7,350,000 from shares sold.

The Fund will make offers to repurchase its shares at annual (approximately 12-month) intervals. The shares tendered in the repurchase offer will be subject to a repurchase fee retained by the Fund to compensate the Fund for expenses directly related to the repurchase offer.

5. Subsequent Event:

On June 20, 2007, Nuveen Investments Inc. ("Nuveen Investments"), the parent company of Nuveen, the Fund's subadviser, announced that it had entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") to be acquired by an investor group majority-led by Madison Dearborn Partners, LLC. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. The investor group's financial advisors and investors include ML & Co. and Merrill Lynch Global Private Equity (both affiliates of IQ), Wachovia and Wachovia Capital Partners, LLC, Citi, Deutsche Bank and Deutsche Bank Investment Partners and Morgan Stanley.

The merger is expected to be completed by the end of the year, subject to customary conditions, including obtaining the approval of Nuveen Investments' stockholders, obtaining necessary fund and client consents sufficient to satisfy the terms of the Merger Agreement and the expiration of certain regulatory waiting periods. There can be no assurance that the merger will be consummated as contemplated or that necessary shareholder approvals will be obtained.


12       GLOBAL INCOME & CURRENCY FUND INC.              JUNE 30, 2007

Notes to Financial Statements (concluded)

Nuveen does not anticipate any change to the portfolio management team or other key personnel of Nuveen that currently provide services to the Fund as a result of the merger.

The consummation of the merger will be deemed to be an "assignment" (as defined in the Investment Company Act of 1940) of the current investment subadvisory agreement (the"Subadvisory Agreement") between IQ and Nuveen. Under the terms of the Subadvisory Agreement, an assignment will result in its automatic termination. It is anticipated that the Board of Directors of the Fund will consider a new investment subadvisory agreement between IQ and Nuveen prior to the consummation of the merger. The new subadvisory agreement is expected to be substantially the same as the Subadvisory Agreement, including providing for the same subadvisory fee. If approved by the Board, the new agreement would be presented to the Fund's shareholders for approval, and, if so approved by shareholders, would take effect upon consummation of the merger. If the merger is not consummated, then Nuveen will continue to operate in its current form. If the merger is consummated prior to the shareholder vote, the Fund may rely on Rule 15a-4 under the Investment Company Act of 1940 to operate under an interim subadvisory agreement for up to 150 days pending shareholder approval of the new subadvisory agreement.

Renewal of Current Investment Advisory and Management Agreements

The Board of Directors of each Fund, currently consisting solely of Independent Directors, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "Investment Company Act"), has the responsibility under the Investment Company Act to consider annually the Investment Advisory and Management Agreement of each Fund (each, a "Management Agreement" and together, the "Management Agreements") with IQ Investment Advisors LLC ("IQ Advisors").

At a Board meeting held on June 14, 2007, all of the Directors present at the meeting renewed the Management Agreement for each Fund for an additional one-year term. Each Management Agreement was considered separately by the relevant Fund's Directors. In considering whether to approve the Management Agreements, the Directors reviewed a meeting book and other materials from counsel to the Funds and from IQ Advisors which: (i) included information concerning the services rendered to the Funds by IQ Advisors and IQ Advisors' affiliates; (ii) contained information concerning the revenues and expenses incurred by IQ Advisors and its affiliates from the operation of the Funds; and
(iii) outlined the legal duties of the Board under the Investment Company Act. The Board also received information from Lipper, Inc. ("Lipper") comparing each Fund's fee rate for advisory and administrative services to those of other closed-end funds chosen by Lipper. In voting to approve the renewal of each Fund's Management Agreement, the Directors considered in particular the following factors:

(a) The nature, extent and quality of services provided by IQ Advisors and its affiliates -- The Directors reviewed the services that IQ Advisors has provided to the Funds. They considered the size and experience of IQ Advisors' staff, its use of technology, and the degree to which IQ Advisors exercises supervision over the actions of each Fund's subadviser. In connection with the investment advisory services provided, the Directors took into account detailed discussions they had with officers of IQ Advisors regarding the management of each Fund's investments in accordance with the Fund's stated investment objective and policies and the types of transactions entered into on behalf of each Fund. During these discussions, the Directors asked detailed questions of, and received answers from, the officers of IQ Advisors regarding the implementation of each Fund's investment strategy, its efficacy and risks.

In addition to the investment advisory services provided to the Funds, the Directors considered that IQ Advisors and its affiliates also provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Funds. In particular, the Directors reviewed the compliance and administrative services provided to the Funds by IQ Advisors, including its oversight of each Fund's day-to-day operations and its oversight of Fund accounting. The Directors noted that IQ Advisors has access to administrative, legal and compliance resources that help ensure a high level of quality in the compliance and administrative services provided to the Funds. The Directors also considered each Fund's compliance history. Following their consideration of this information, and based on the presentations at the meeting and the Directors'


          GLOBAL INCOME & CURRENCY FUND INC.              JUNE 30, 2007       13
experience as Directors of other investment companies advised by IQ Advisors, the Directors concluded that the services provided to each Fund by IQ Advisors under the respective Management Agreement were of a high quality and benefited the Funds.

(b) Investment performance of each Fund and IQ Advisors -- The Directors considered the history, experience, resources and strengths of IQ Advisors and its affiliates in developing and implementing the investment strategies used by each Fund. The Directors also considered the innovative nature of each Fund. The Directors noted that each Fund uses a unique investment strategy and that comparisons of a Fund's investment performance to the performance of other investment companies were generally not meaningful. The Directors reviewed each Fund's investment performance and where applicable, compared such performance to the performance of a relevant reference index. The Directors discussed the degree to which each Fund was achieving its investment objective, noting that each Fund had been in operation for a relatively short period of time. In particular, the Directors noted that all of the Funds generally performed as expected relative to their respective reference index and met their respective investment objectives. As a result of their discussions and review, the Directors concluded that each Fund's performance was satisfactory. Based on these factors, the Directors determined that IQ Advisors continued to be an appropriate investment adviser for the Funds.

(c) Cost of services provided and profits realized by IQ Advisors and its affiliates from the relationship with each of the Funds -- The Directors reviewed and considered a memorandum from IQ Advisors regarding the methodology used by IQ Advisors in allocating its costs regarding the operations of the Funds and calculating each Fund's profitability (if any) to IQ Advisors and its affiliates. The Directors noted that IQ Advisors' methodology in calculating profitability had previously been reviewed by independent consultants. The Directors also reviewed a report detailing IQ Advisors' profitability. After considering their discussion with IQ Advisors and reviewing its memorandum and report, the Directors concluded that there was a reasonable basis for the allocation of costs and the determination of profitability. The Directors considered the cost of the services provided by IQ Advisors to each Fund and the revenue derived by IQ Advisors and its affiliates. The Directors took into account discussions that they had with representatives of IQ Advisors regarding its general level of profitability (if any), and the profits derived by its affiliates, including Merrill Lynch Investment Managers, L.P. ("MLIM") prior to its merger with BlackRock, Inc. ("BlackRock"), from operating the Funds. The Directors also considered the direct and indirect benefits derived by other IQ Advisors affiliates, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), from the establishment of the Funds, including the underwriting arrangements relating to the initial distribution of Fund shares. The Directors considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Directors concluded that any profits made by IQ Advisors and its affiliates (including MLIM and MLPF&S) are acceptable in relation to the nature, extent and quality of services provided. The Directors also concluded that each Fund benefited from such services provided by IQ Advisors' affiliates.

(d) The extent to which economies of scale would be realized as a Fund grows and whether fee levels would reflect such economies of scale -- The Directors considered the extent to which economies of scale might be realized if the assets of the Funds increase and whether there should be changes in the management fee rate or structure in order to enable a Fund to participate in these economies of scale. The Directors noted that, because each Fund is a closed-end fund, any increase in asset levels generally would have to come from appreciation through investment performance. The Directors also noted that each Fund, except for Dow 30SM Premium & Dividend Income Fund Inc. and S&P 500(R) Covered Call Fund Inc., is an interval fund that periodically allows stockholders to tender their shares to the Funds and that such tender offers reduce the amount of Fund assets. In consideration of these and other factors, the Directors determined that no changes were currently necessary to each Fund's fee structure. The Directors also discussed the renewal requirements for investment advisory agreements, and determined that they would revisit this issue no later than when they next review the investment advisory fees.

(e) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients -- The Directors compared both the services rendered and the fees paid under the Management Agreements to the contracts of other investment advisers with respect to other closed-end registered investment companies. In particular, the Directors evaluated each Fund's contractual fee rate for advisory and administrative services as compared to the contractual fee rate of other closed-end funds chosen by Lipper. In considering this information, the Directors took into account the unique nature of the investment strategies of the Funds and the fact that the relevant


14       GLOBAL INCOME & CURRENCY FUND INC.              JUNE 30, 2007
peer group of funds provided by Lipper for comparison have investment strategies and restrictions different from those of the Funds. The Directors did not consider compensation paid to IQ Advisors with respect to accounts other than registered investment companies because IQ Advisors utilizes each Fund's strategy in connection with only registered funds. In particular, the Directors noted that each Fund's contractual advisory fee rate at a common asset level was lower than the median fee rate of its Lipper comparison funds. The Directors concluded that the advisory fee rates were reasonable in comparison to the data reflected in the Lipper materials.

(f) Conclusion -- No single factor was determinative to the decision of the Directors. Based on the foregoing and such other matters as were deemed relevant, all of the Directors concluded that the advisory fee rate of each Fund was reasonable in relation to the services provided by IQ Advisors to the Funds, as well as the costs incurred and benefits gained by IQ Advisors and its affiliates in providing such services, including the investment advisory and administrative components. The Directors also found the investment advisory fees to be reasonable in comparison to the fees charged by advisers to other funds of a similar size. As a result, the Board of Directors of each Fund approved the Management Agreement for each Fund. The Directors were represented by independent legal counsel who assisted them in their deliberations.

Renewal of Current Investment Subadvisory Agreements

The Board of Directors of each Fund, currently consisting solely of Independent Directors, at a meeting held on June 14, 2007 considered and approved the renewal of the Current Investment Subadvisory Agreement of each Fund (each a "Subadvisory Agreement" and together, the "Subadvisory Agreements"). Each Subadvisory Agreement was considered separately by the relevant Fund's Directors. The Directors received, reviewed and evaluated information concerning the services and personnel of BlackRock Investment Management, LLC ("BlackRock"), as subadviser to each of S&P 500(R) GEAREDSM Fund Inc. and Small Cap Premium & Dividend Income Fund Inc.; Oppenheimer Capital LLC ("Oppenheimer"), as subadviser to each of S&P 500(R) Covered Call Fund Inc. and Enhanced S&P 500(R) Covered Call Fund Inc.; and Nuveen Asset Management ("Nuveen," and together with BlackRock and Oppenheimer, the "Subadvisers"), as subadviser to Dow 30SM Premium & Dividend Income Fund Inc. and Global Income & Currency Fund Inc.

(a) The nature, extent and quality of services provided by each Subadviser -- The Directors reviewed the services that each Subadviser provides to each of their respective Funds. The Directors considered their detailed discussions with officers of IQ Advisors and members of each Subadviser's portfolio management team, the management of each Fund's investments in accordance with the Fund's stated investment objective and policies and the types of transactions that have been entered into on behalf of the Funds. The Directors took into account the annual due diligence investment review conducted by Merrill Lynch Global Private Client Investment Management, an affiliate of IQ Advisors, of each Subadviser and its report that concluded that each such Subadviser has thus far executed its respective Fund's investment strategies in accordance with the Fund's objectives and general expectations. The Directors noted that, drawing on their collective industry experience, they had discussed each Fund's investment strategy with representatives from each Subadviser, including discussions regarding the premises underlying the Fund's investment strategy, its efficacy and potential risks. The Directors also considered the favorable history, reputation and background of each Subadviser and its personnel, and the substantial experience of such Subadviser's portfolio management teams. The Directors discussed the compliance program of each Subadviser and the report of Mrs. Catherine Johnston, the chief compliance officer of the Funds. Following consideration of this information, and based on management presentations during the Board meeting and their discussion during an Executive Session, the Directors concluded that the nature, extent and quality of services provided to each Fund by the applicable Subadviser under its Subadvisory Agreement were of a high quality and would continue to benefit the Fund.

(b) Investment performance of each Fund and each Subadviser -- The Directors received and considered information about each Fund's investment performance in comparison to the performance of its relative reference index, where applicable, and also in light of its stated investment objective and made the determinations discussed above under "Renewal of Current Investment Advisory and Management Agreements." Based on these factors, the Directors determined that each Subadviser continued to be appropriate for each of its respective Funds.

(c) Cost of services provided and profits realized by each Subadviser from the relationship with each respective Fund -- The Directors considered the profitability to MLIM, prior to its merger with BlackRock, of serving as investment subadviser to two Funds and from its relationship with IQ Advisors based on the information discussed above under "Renewal of Current Investment Advisory and Management


          GLOBAL INCOME & CURRENCY FUND INC.              JUNE 30, 2007       15

Renewal of Current Investment Advisory and Management Agreements (concluded)

Agreements." Based on such information, the Directors concluded that MLIM's profits were acceptable in relation to the nature, extent and quality of services provided. The Directors noted that profitability data was not provided with respect to the unaffiliated Subadvisers of the Funds and concluded that such data was unnecessary because such subadvisory arrangements were entered into at "arm's length" between the Subadviser and IQ Advisors. The Directors then considered the potential direct and indirect benefits to each Subadviser and its affiliates from their relationship with each of their respective Funds, including the reputational benefits from managing the Funds. The Directors of each Fund concluded that the potential benefits to each Subadviser were consistent with those obtained by other subadvisers in similar types of arrangements.

(d) The extent to which economies of scale would be realized as a Fund grows and whether fee levels would reflect such economies of scale -- The Directors considered the extent to which economies of scale might be realized if the assets of the Funds increase and whether there should be changes in the subadvisory fee rate or structure in order to enable a Fund to participate in these economies of scale. The Directors noted that each Subadviser's fees are paid by IQ Advisors out of its fees and not directly by the Funds. The Directors noted that, because each Fund is a closed-end fund, any increase in asset levels would have to come from appreciation due to investment performance. The Directors also noted that each Fund, except for Dow 30SM Premium & Dividend Income Fund Inc. and S&P 500(R) Covered Call Fund Inc., is an interval fund that periodically allows stockholders to tender their shares to the Funds and that such tender offers reduce the amount of Fund assets. The Directors also discussed the renewal requirements for subadvisory agreements, and determined that they would revisit this issue no later than when they next review the subadvisory fee.

(e) Comparison of services rendered and fees paid to those under other subadvisory contracts, such as contracts of the same and other investment advisers or other clients -- The Directors discussed the services rendered by each Subadviser and determined that such services were consistent with those provided by subadvisers generally and sufficient for the management of the Funds. Taking into account the totality of the information and materials provided to the Directors as noted above, including the fact that the subadvisory fee for each Fund was negotiated with IQ Advisors and not payable directly by the Fund, the Directors concluded that the subadvisory fee for each Fund was reasonable for the services being rendered.

Conclusion -- No single factor was determinative to the decision of the Directors. Based on the foregoing and such other matters as were deemed relevant, all of the Directors concluded that the relevant subadvisory fee rate was reasonable in relation to the services provided by each Subadviser. As a result, all of the Directors approved the Subadvisory Agreement for each Fund. The Directors were represented by independent legal counsel who assisted them in their deliberations.


16       GLOBAL INCOME & CURRENCY FUND INC.              JUNE 30, 2007

Fundamental Periodic Repurchase Policy

The Board of Directors approved a fundamental policy whereby the Fund would adopt an "interval fund" structure pursuant to Rule 23c-3 under the Investment Company Act of 1940 (the "1940 Act"), as amended. As an interval fund, the Fund will make annual repurchase offers at net asset value (less repurchase fee not to exceed 2%) to all Fund shareholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund's Board of Directors shortly before the commencement of each offer, and will be between 5% and 25% of the Fund's then outstanding shares.

The Fund has adopted the following fundamental policy regarding periodic repurchases:

a) The Fund will make offers to repurchase its shares at annual (approximately 12-month) intervals pursuant to Rule 23c-3 under the 1940 Act ("Offers"). The Board of Directors may place such conditions and limitations on an Offer, as may be permitted under Rule 23c-3.

b) The repurchase request deadline for each Offer, by which the Fund must receive repurchase requests submitted by shareholders in response to the most recent Offer, will be determined by reference to the fourth quarterly rebalancing date of the current annual period for the currency investments (as described in the Fund's prospectus); and will be the fourteenth day prior to such exercise date; provided, that in the event that such day is not a business day, the repurchase request deadline will be the business day subsequent to the fourteenth day prior to the exercise date of the call spreads and written call options (the "Repurchase Request Deadline").

c) The maximum number of days between a Repurchase Request Deadline and the next repurchase pricing date will be fourteen days; provided that if the fourteenth day after a Repurchase Request Deadline is not a business day, the repurchase pricing date shall be the next business day (the "Repurchase Pricing Date").

d) Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3.

Under the terms of the Offer for the most recent annual period, the Fund offered to purchase up to 1,847,484 shares from shareholders at an amount per share equal to the Fund's net asset value per share calculated as of the close of business of the New York Stock Exchange on April 27, 2007, ten business days after Friday, April 13, 2007, the Repurchase Request Deadline. As of April 27, 2007, 443,043 shares, or 6% of the Fund's outstanding shares, were repurchased by the Fund at $19.28 per share (subject to a repurchase fee of .12% of the net asset value per share); the Fund's net asset value per share was determined as of 4:00 p.m. EST, Friday, April 27, 2007.


          GLOBAL INCOME & CURRENCY FUND INC.              JUNE 30, 2007       17

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


18       GLOBAL INCOME & CURRENCY FUND INC.              JUNE 30, 2007

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions.

When you visit this site, you will obtain a personal identification number
(PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

Contact Information

For more information regarding the Fund, please visit www.IQIAFunds.com or contact us at 1-877-449-4742.


          GLOBAL INCOME & CURRENCY FUND INC.              JUNE 30, 2007       19

[LOGO] IQ
       INVESTMENT
       ADVISORS                                                www.IQIAFunds.com

Global Income & Currency Fund Inc. seeks to achieve its investment objective by constructing and actively managing a portfolio of investments that provides long and short exposure to selected foreign currencies.

This report, including the financial information herein, is transmitted to shareholders of Global Income & Currency Fund Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge at www.IQIAFunds.com/proxyvoting.asp or upon request by calling toll-free 1-877-449-4742 or through the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.IQIAFunds.com/proxyvoting.asp; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Global Income & Currency Fund Inc.
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                  #IQGCF -- 6/07

Item 2 -    Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers -

----------------------------------------------------------------------------------------------------------------------------
Period                   (a) Total     (b) Average                 (c) Total Number of             (d) Maximum Number (or
                         Number of     Price Paid                  Shares Purchased as Part        Approx. Dollar Value) of
                         Shares        per Share                   of Publicly Announced           Shares that May Yet Be
                         Purchased                                 Plans or Programs               Purchased Under the Plans
                                                                                                   or Programs
----------------------------------------------------------------------------------------------------------------------------
January 1-31, 2007
----------------------------------------------------------------------------------------------------------------------------
February 1-28, 2007
----------------------------------------------------------------------------------------------------------------------------
March 1-31, 2007
----------------------------------------------------------------------------------------------------------------------------
April 1-30, 2007          443,043      $19.28 per Share(1)             443,043(2)                             0
----------------------------------------------------------------------------------------------------------------------------
May 1-31, 2007
----------------------------------------------------------------------------------------------------------------------------
June 1-30, 2007
----------------------------------------------------------------------------------------------------------------------------
Total:                    443,043      $19.28 per Share(1)             443,043(2)                             0
----------------------------------------------------------------------------------------------------------------------------

(1) Subject to a repurchase fee of up to 0.12% of the net asset value per share.
(2) On March 1, 2007, the repurchase offer was announced to repurchase up to 25% of outstanding shares. The expiration date of the offer was April 13, 2007. The registrant may conduct annual repurchases for between 5% and 25% of its outstanding shares pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended.

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available.
            Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's
            Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global Income & Currency Fund Inc.


By: /s/ Mitchell M. Cox
    ----------------------------------
    Mitchell M. Cox,
    Chief Executive Officer of
    Global Income & Currency Fund Inc.

Date: August 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Mitchell M. Cox
    ----------------------------------
    Mitchell M. Cox,
    Chief Executive Officer of
    Global Income & Currency Fund Inc.

Date: August 28, 2007


By: /s/ James E. Hillman
    ----------------------------------
    James E. Hillman,
    Chief Financial Officer of
    Global Income & Currency Fund Inc.

Date: August 28, 2007